Exhibit 10.24

















                            HYDRO MED SCIENCES, INC.


                      series A convertible preferred stock


                               PURCHASE AGREEMENT


                                December 27, 2001




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                                Table of Contents

                                                                         PAGE

1.       Agreement To Sell And Purchase.....................................1

         1.1      Authorization of Shares...................................1

         1.2      Sale and Purchase.........................................1

2.       Closing, Delivery And Payment......................................2

         2.1      Closing...................................................2

         2.2      Delivery..................................................2

3.       Representations And Warranties Of The Company......................2

         3.1      Organization, Good Standing and Qualification.............2

         3.2      Subsidiaries..............................................2

         3.3      Capitalization; Voting Rights.............................2

         3.4      Authorization; Binding Obligations........................3

         3.5      Financial Statements......................................3

         3.6      Liabilities...............................................4

         3.7      Agreements; Action........................................4

         3.8      Obligations to Related Parties............................5

         3.9      Changes...................................................5

         3.10     Title to Properties and Assets; Liens, Etc................6

         3.11     Intellectual Property.....................................7

         3.12     Compliance with Other Instruments.........................7

         3.13     Litigation................................................8

         3.14     Tax Returns and Payments..................................8

         3.15     Employees.................................................8

         3.16     Obligations of Management.................................9

         3.17     Registration Rights.......................................9

         3.18     Compliance with Laws; Permits.............................9

         3.19     Environmental and Safety Laws.............................9

         3.20     Offering Valid............................................9

         3.21     Full Disclosure..........................................10

         3.22     Minute Books.............................................10

         3.23     Insurance................................................10


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         3.24     Qualified Small Business Stock...........................10

4.       Representations And Warranties Of The Investors...................10

         4.1      Requisite Power and Authority............................10

         4.2      Investment Representations...............................10

         4.3      Transfer Restrictions....................................12

5.       Conditions To Closing.............................................12

         5.1      Conditions to Investors' Obligations at the Closing......12

         5.2      Conditions to Obligations of the Company.................14

6.       Miscellaneous.....................................................15

         6.1      Governing Law............................................15

         6.2      Survival.................................................15

         6.3      Expenses.................................................15

         6.4      Attorneys' Fees..........................................15

         6.5      Successors and Assigns...................................15

         6.6      Entire Agreement.........................................15

         6.7      Severability.............................................15

         6.8      Amendment and Waiver.....................................16

         6.9      Delays or Omissions......................................16

         6.10     Notices..................................................16

         6.11     Titles and Subtitles.....................................16

         6.12     Counterparts.............................................16

         6.13     Broker's Fees............................................16

         6.14     Pronouns.................................................17

List of Exhibits

Schedule of Investors                                               Exhibit A
Certificate                                                         Exhibit B
Investor Rights Agreement                                           Exhibit C
Right of First Refusal and Co-Sale Agreement                        Exhibit D
Indemnification Agreement                                           Exhibit E
List of Stockholders, Optionholders and Warrantholders              Exhibit F
Form of Legal Opinion                                               Exhibit G


Schedule of Exceptions



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                            HYDRO MED SCIENCES, INC.

                      series a convertible preferred stock


                               PURCHASE AGREEMENT


         This Stock Purchase Agreement (this "Agreement") is made and entered into as of December 27, 2001, by and among Hydro Med Sciences, Inc., a Delaware corporation (the "Company"), and the investors whose names and addresses are set forth on the Schedule of Investors attached hereto as EXHIBIT A (the "Investors").

                                    RECITALS

         The Company has authorized the sale and issuance of 7,000,000 shares of its Series A Convertible Preferred Stock pursuant to this Agreement (the "Shares").

         In connection with the sale and issuance of the Shares pursuant to this Agreement and in consideration of the mutual promises, representations, warranties and covenants hereinafter set forth, the Company is issuing to the Investors shares of the Company's Series A Convertible Preferred Stock.

         The Investors desire to purchase the Shares on the terms and conditions set forth herein.

         The Company desires to issue and sell the Shares to the Investors on the terms and conditions set forth herein.

                                    AGREEMENT

         In consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE.

1.1 Authorization of Shares. On or prior to the Closing (as hereinafter defined), the Company shall have authorized (a) the sale and issuance to the Investors of the Shares and (b) the issuance of such shares of Common Stock to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares shall each have the rights, preferences, privileges and restrictions set forth in the Company's Restated Certificate of Incorporation, as amended, in the form attached hereto as EXHIBIT B (the "Certificate").

1.2 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing the Company hereby agrees to issue and sell to the Investors, and the Investors agree to purchase from the Company, the Shares at a purchase price of $1.00 per share.


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2.       CLOSING, DELIVERY AND PAYMENT.

2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 9:00 a.m. on the date hereof, at ________________ or at such other time or place as the Company and the Investors may mutually agree (such date is hereinafter referred to as the "Closing Date").

2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Investor a certificate(s) representing the number of Shares to be purchased at the Closing by such Investor, against payment of the purchase price therefor by check made payable to the order of the Company, wire transfer of immediately available funds, or any combination of the foregoing.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  Except as set forth on a Schedule of Exceptions delivered by the Company to the Investors at the Closing specifically identifying the relevant Section or Sections hereof, or as described in the Confidential Private Placement Memorandum of SMH Hydro Med LLC dated December __, 2001 (the "Memorandum"), the Company hereby represents and warrants to each Investor as of the date of this Agreement as set forth below.

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver the Certificate and this Agreement, the Investor Rights Agreement in the form attached hereto as EXHIBIT C (the "Investor Rights Agreement"), the Right of First Refusal and Co-Sale Agreement in the form attached hereto as EXHIBIT D (the "Right of First Refusal and Co-Sale Agreement"), and the Indemnification Agreement in the form attached hereto as EXHIBIT E (the "Indemnification Agreement") (collectively, the "Related Agreements") and any other agreements contemplated hereby, to issue and sell the Shares, the Conversion Shares, and to carry out the provisions of this Agreement, the Related Agreements and the Certificate and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

3.2 Subsidiaries. The Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

3.3      Capitalization; Voting Rights.

(a) The authorized capital stock of the Company, immediately prior to the Closing, consists of (i) 50,000,000 shares of common stock, par value $.001 per share ("Common Stock"), 10,000,000 shares of which are issued and outstanding and (ii) 20,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), 7,000,000 shares of which are designated Series A Convertible Preferred Stock, none of which are issued and outstanding. GP Strategies Corporation, a Delaware corporation ("Parent"), currently owns 100% of the shares of Common Stock.


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(b) Other than as set forth on EXHIBIT F, except as may be granted pursuant to this Agreement and the other Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal, whether in favor of the Company or any other person), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

(c) All issued and outstanding shares of the Common Stock and Preferred Stock
(i) have been duly authorized and validly issued to the persons listed on EXHIBIT F hereto, are fully paid and nonassessable, and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(d) The rights, preferences, privileges and restrictions of the Shares are as stated in the Certificate. The Conversion Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Certificate, as the case may be, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and, except as provided in the Related Agreements, will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

3.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the Certificate and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Certificate, as the case may be, has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in Section 2.9 of the Investor Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.5 Financial Statements. The Company has made available to the Investor its (or to the extent applicable, those of any predecessor in interest) (a) balance sheet as of December 31, 2000, and statements of income, cash flows, and stockholders' equity for the fiscal year then ended (collectively, the "2000 Statements"), (b) unaudited balance sheet as of September 30, 2001 (the "Statement Date") and unaudited statements of income, cash flows, and stockholders' equity for the nine-month period ending on the Statement Date (the "Year to Date Statements"), and (c) estimated unaudited pro forma balance sheet as of November 30, 2001 (the "Pro Forma Balance Sheet," and together with the 2000 Statements and the Year to Date Statements, the "Financial Statements"). The Financial Statements (other than the Pro Forma Balance Sheet), together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of the dates indicated. The Pro Forma Balance Sheet accurately and completely reflects the assignment to and assumption and payment by Parent of all accounts payable incurred by the Company prior to October 1, 2001.

3.6 Liabilities. The Company has no material liabilities and, to the best of its knowledge, knows of no material liabilities, in each case except as disclosed in the Financial Statements and except for current liabilities incurred in the ordinary course of business subsequent to the Statement Date that have not been, either in any individual case or in the aggregate, material.

3.7      Agreements; Action.

(a) There are no material agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

(b) Except as set forth in the Schedule of Exceptions, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), (ii) the transfer or license of any material patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), (iii) provisions restricting the development, manufacture or distribution of the Company's products or services or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or license agreements entered into in the ordinary course of business).

(c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $250,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or
(iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

(e) The Company has not engaged in the past three months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up, of the Company.

3.8 Obligations to Related Parties. There are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company), and (d) obligations for indemnification under the Company's organizational documents and applicable law. None of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company. No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

3.9 Changes. Since the Statement Date, there has not been, to the Company's knowledge:

(a) Any change in the assets, liabilities, financial condition, or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a material adverse effect on such assets, liabilities, financial condition, or operations of the Company;

(b) Any resignation or termination of any officer, key employee or group of employees of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer, key employee or group of employees;


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(c) Any  material  change,  except in the ordinary  course of  business,  in the
contingent  obligations  of  the  Company  by  way  of  guaranty,   endorsement,
indemnity, warranty or otherwise;

(d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

(e) Any waiver by the Company of a valuable right or of a material debt owed to it;

(f) Any direct or indirect loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

(g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

(i) Any labor organization activity related to the Company;

(j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

(k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(l) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company;

(m) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, or operations of the Company; or

(n) Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

3.10 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its material properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company and (c) those

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that have otherwise arisen in the ordinary course of business. All material facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

3.11     Intellectual Property

(a) Set forth in the Schedule of Exceptions is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyright registrations and licenses presently used by the Company (with the exception of licenses and rights in off the shelf software publications and sold as such). The Company has full title and ownership of, or is duly licensed or otherwise authorized to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

(b) The Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

(c) The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company. No former or current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant's proprietary information and inventions agreement. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company and which are disclosed in the Schedule of Exceptions hereto.

(d) Neither the execution, delivery nor performance of this Agreement or the Related Agreements, nor the carrying on of the Company's business by the employees of the Company, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

3.12 Compliance with Other Instruments. The Company is not in violation or default of any material term of its certificate of incorporation or Bylaws, or of any provision of any material mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery and performance of and compliance with this Agreement, the Certificate and the Related Agreements, and the issuance and sale of the Shares pursuant hereto, and of the Conversion Shares pursuant to the Certificate, will not, with or without the passage of time or giving of notice or both, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

3.13 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, the Certificate, or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The foregoing includes, without limitation, actions pending or, to the Company's knowledge, threatened or any basis therefor known by the Company involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

3.14 Tax Returns and Payments. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed adjustment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

3.15 Employees. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement, including, but not limited to, any Employee Pension Benefit Plan as defined in
Section 3 of the Employee Retirement Income Security Act of 1974, as amended. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

3.16 Obligations of Management. Each officer and key employee of the Company is currently devoting substantially all of his or her business time to the conduct of the business of the Company. The Company is not aware that any officer or key employee of the Company is planning to work less than full time at the Company in the future. No officer or key employee is currently working or, to the Company's knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

3.17 Registration Rights. Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to Register (as defined in Section 1.1 of the Investor Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

3.18 Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares and the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

3.19 Environmental and Safety Laws. The Company is not in violation in any material respect of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

3.20 Offering Valid. Assuming the accuracy of the representations and warranties of each Investor contained in Section 4.2 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.


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3.21 Full Disclosure. The Company has provided each Investor with all information requested in writing by the Investor in connection with its decision to purchase the Shares. Neither this Agreement, the Related Agreements, the Certificate nor any other certificate delivered by the Company to the Investor or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

3.22 Minute Books. The minute books of the Company made available to the Investors' counsel contain a complete summary in all material respects of all meetings of directors and stockholders since the time of incorporation.

3.23 Insurance. The Company has general commercial, product liability, fire and casualty insurance policies and, to the best of its knowledge, such policies provide coverage customary for companies similarly situated to the Company.

3.24 Qualified Small Business Stock. The Company will use reasonable efforts to comply with the reporting and record keeping requirements of Section 1202 of the Code and any regulations promulgated thereunder.

4.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

Each Investor hereby represents and warrants to the Company as follows:

4.1 Requisite Power and Authority. Such Investor has all necessary power and authority to execute and deliver this Agreement and the Related Agreements to which it is a party and to carry out their provisions. All action on such Investor's part required for the lawful execution and delivery of this Agreement, and the Related Agreements to which it is a party, has been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements to which it is a party will be valid and binding obligations of such Investor, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Investor Rights Agreement may be limited by applicable laws.

4.2 Investment Representations. Such Investor understands that none of the Shares or the Conversion Shares has been registered under the Securities Act. Such Investor also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Investor's representations contained in the Agreement. Investor hereby represents and warrants as follows:

(a) Investor Bears Economic Risk. Such Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Investor must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Such Investor understands that the Company has no present intention of registering the Shares, the Conversion Shares, or any shares of its Common Stock. Such Investor also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Investor to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Investor might propose.

(b) Acquisition for Own Account. Such Investor is acquiring the Shares, and the Conversion Shares for such Investor's own account for investment only, and not with a view towards their distribution.

(c) Investor Can Protect Its Interest. Such Investor represents that by reason of its, or of its management's, business or financial experience, such Investor has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, such Investor is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(d) Accredited Investor. Such Investor represents that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

(e) Company Information. Such Investor has received and read all information it has deemed necessary or appropriate for purposes of considering its investment hereunder, including, without limitation, the Financial Statements and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Such Investor has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(f) Rule 144. Such Investor acknowledges and agrees that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

(g) Residence. If the Investor is an individual, then the Investor resides in the state or province identified in the address of the Investor set forth on EXHIBIT A; if the Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of the Investor in which its investment decision was made is located at the address or addresses of the Investor set forth on EXHIBIT A.

4.3 Transfer Restrictions. Investors acknowledge and agree that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

5.       CONDITIONS TO CLOSING.

5.1 Conditions to Investors' Obligations at the Closing. The Investors' obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

(a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

(b) Minimum Investment. The Company shall have received at least $7,000,000 in aggregate gross proceeds from Investors' subscriptions for Series A Convertible Preferred Stock.

(c) Legal Investment. On the Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Investors and the Company are subject.

(d) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

(e) Amendment of Certificate. The Certificate shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Closing Date.

(f) Corporate Documents. The Company shall have delivered to the Investors or their counsel copies of all corporate documents of the Company as the Investors shall reasonably request.

(g) Reservation of Conversion Shares. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

(h) Compliance Certificate. The Company shall have delivered to the Investors a Compliance Certificate, executed by the President of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (a),
(c), (d) and (f) of this Section 5.1 have been satisfied.

(i) Secretary's Certificate. The Investors shall have received from the Company's Secretary, a certificate having attached thereto (i) the Certificate as in effect at the time of the Closing, (ii) the Company's Bylaws as in effect at the time of the Closing, (iii) the resolutions approved by the Board of Directors of the Company authorizing the transactions contemplated hereby, (iv) good standing certificates (including tax good standing) with respect to the Company from the applicable authority(ies) in Delaware and any other jurisdiction in which the Company is qualified to do business, dated a recent date before the Closing, and (v) all required stockholder consents to the transaction as described in this Agreement.

(j) Investor Rights Agreement. The Investor Rights Agreement substantially in the form attached hereto as EXHIBIT C shall have been executed and delivered by the parties thereto.

(k) Right of First Refusal and Co-Sale Agreement. The Right of First Refusal and Co-Sale Agreement substantially in the form attached hereto as EXHIBIT D shall have been executed and delivered by the parties thereto. The stock certificates representing the shares subject to the Right of First Refusal and Co-Sale Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth on the Right of First Refusal and Co-Sale Agreement.

(l) Indemnification Agreement. The Indemnification Agreement substantially in the form attached hereto as EXHIBIT D shall have been executed and delivered by the parties thereto. The Company shall provide an executed copy of the Indemnification Agreement to the Investors.

(m) Board of Directors. Upon the Closing, the authorized size of the Board of Directors of the Company shall be six members, and the Board shall consist of
(i) two directors nominated by the Investors, voting as a separate class, one of whom shall be designated by Sanders Morris Harris, Inc. and who shall initially be James C. Gale; (ii) two directors nominated by the holders of Common Stock, voting as a separate class; and (iii) two directors, who have relevant industry experience and who are not employees of the Company or Parent, nominated by mutual agreement of (X) the holders of Common Stock and (Y) the Investors.

(n) Legal Opinion. The Investors shall have received from Andrea Kantor, Esq., legal counsel to the Company, an opinion addressed to them, dated as of the Closing Date, in substantially the form attached hereto as EXHIBIT G.

(o) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors and their counsel, and the Investors and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(p) Due Diligence. The due diligence conducted by the Investors and their representatives in connection with the proposed transactions contemplated hereby shall not have caused the Investors or their representatives to become aware of any material facts relating to the business, assets, results of operations, condition (financial or otherwise), or prospects of the Company which, in the good faith judgment of the Investors, make it inadvisable for the Investors to proceed with the consummation of the transactions contemplated hereby.

(q) No Material Adverse Change. The business, assets, financial condition, operations, results of operations and prospects of the Company are substantially as have been represented to the Investors. Since October 31, 2001, there shall not have been any material adverse change in the business, assets, results of operations, condition (financial or otherwise) or prospects of the Company.

(r) Shire Agreement. The Company shall have entered into the Termination, Licence Back and Option Agreement with Shire US Inc., a New Jersey corporation ("Shire"), amending the Licence Agreement dated March 24, 1998, between Shire and Parent in form and substance acceptable to the Investors.

5.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares is subject to the satisfaction, on or prior to the Closing, of the following conditions:

(a) Representations and Warranties True. The representations and warranties in
Section 4 made by the Investors shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

(b) Minimum Investment. The Company shall have received at least $7,000,000 in aggregate gross proceeds from the Investors' subscriptions for Series A Convertible Preferred Stock.

(c) Performance of Obligations. The Investors shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Investors on or before the Closing.

(d) Filing of Certificate. The Certificate shall have been filed with the Secretary of State of the State of Delaware.

(e) Securities Exemption. The offer and sale of the Shares to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration requirements and/or qualification requirements of all other applicable state securities laws.

(f) Investor Rights Agreement. The Investor Rights Agreement substantially in the form attached hereto as EXHIBIT C shall have been executed and delivered by the Investors.

(g) Right of First Refusal and Co-Sale Agreement. The Right of First Refusal and Co-Sale Agreement substantially in the form attached hereto as EXHIBIT D shall have been executed and delivered by the parties thereto.

(h) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

(i) Board of Directors and Stockholder Approval. The Board of Directors and the holders of the requisite number of the issued and outstanding shares of capital stock of the Company shall have approved the transactions contemplated by this Agreement.

6.       MISCELLANEOUS.

6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York, without reference to principles of conflict of laws.

6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby for a period of one year. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

6.3 Expenses. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement, the Certificate and the Related Agreements.

6.4 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

6.5 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

6.6 Entire Agreement. This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto, all of even date herewith between the parties hereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

6.7 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.8      Amendment and Waiver.

(a) This Agreement may be amended or modified only upon the written consent of the Company and the Investors.

(b) The obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

6.9 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Certificate, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Investors' part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Certificate or any waiver on such party's part of any provisions or conditions of the Agreement, the Related Agreements or the Certificate must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Certificate, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

6.10 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to the Investors at the addresses set forth on EXHIBIT A attached hereto or at such other address as the Company or the Investors may designate by ten (10) days advance written notice to the other parties hereto.

6.11 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

6.13 Broker's Fees. Each party hereto represents and warrants that except for Sanders Morris Harris Inc., a Texas corporation, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

6.14 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require

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



         IN WITNESS WHEREOF, the parties hereto have executed the PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                    INVESTORS:

HYDRO MED SCIENCES, INC.                    SMH HYDRO MED, LLC


By:                                         By:
Name: David S. Tierney                      Name: James C. Gale
Title:   President                          Title:   Manager

                                            CORPORATE OPPORTUNITIES FUND, L.P.

                                            By:  SMM Corporate Management, LLC,
                                                    General Partner

                                            By:
                                                 Name: James C. Gale
                                                 Title: Manager

                                           CORPORATE OPPORTUNITIES FUND
                                                      (INSTITUTIONAL), L.P.

                                            By:  SMM Corporate Management, LLC,
                                                    General Partner


                                            By:
                                                 Name: James C. Gale
                                                 Title: Manager


                                            WHEATLEY MEDTECH PARTNERS L.P.

                                            By:  Wheetley MedTech Partners LLC,
                                                    General Partner

                                            By:
                                                Name:__________________________
                                                Title:_________________________